Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 8, 2013 (this “Amendment”), is by and among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders named on the signature pages hereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 6, 2012 (the “Credit Agreement”); and

WHEREAS, the Borrower and the undersigned Lenders have agreed to amend the Credit Agreement as set forth in Section 2 herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment which are defined in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), shall have the meanings assigned to such terms in the Amended Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Amendments to the Credit Agreement.

Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties herein contained, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Commitment Increase” has the meaning specified in Section 2.15(a).

“Incremental Commitment Activation Notice” means a written notice substantially in the form of Exhibit F.

“Incremental Commitment Effective Date” means any Business Day designated as such in an Incremental Commitment Activation Notice or, if later, the first date on which each condition set forth in Section 2.15(c) shall have been satisfied or waived with respect to the Commitment Increase contemplated thereby.

“New Lender” has the meaning specified in Section 2.15(a).

“New Lender Supplement” has the meaning specified in Section 2.15(a).

(b) Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.15. Commitment Increases.

(a) Subject to Section 2.15(c) below, the Borrower and any one or more Lenders (including New Lenders (as defined below)) may, from time to time prior to the Maturity Date, without the consent of any other Lender, the Administrative Agent, the Swing Line Lender or any L/C Issuer (but with the consent of the Administrative Agent, the Swing Line Lender and each L/C Issuer (not to be unreasonably withheld, delayed or conditioned) with respect to any New Lender), agree that such Lenders shall provide additional Commitments or increase the amount of their respective Commitments, as the case may be (each, a “Commitment Increase”), by executing and delivering to the Administrative Agent an Incremental Commitment Activation Notice specifying (i) the amount of such Commitment Increase and (ii) the proposed applicable Incremental Commitment Effective Date. Notwithstanding the foregoing, (A) the Aggregate Commitments in effect at any time shall not exceed $1,500,000,000 and (B) each Commitment Increase shall be in an aggregate principal amount of $10,000,000 or in integral multiples of $5,000,000 in excess thereof. No Lender shall have any obligation to participate in any Commitment Increase unless it agrees to do so in its sole discretion. Any Person (other than an existing Lender) that elects to become a “Lender” under this Agreement in connection with any Commitment Increase must meet the criteria to be an Eligible Assignee and shall execute and deliver to the Administrative Agent a New Lender Supplement substantially in the form of Exhibit G (each, a “New Lender Supplement”), together with an Administrative Questionnaire and any applicable Tax forms required hereunder with respect to such Person, whereupon such Person (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

(b) (i) The commitments under each Commitment Increase shall be deemed for all purposes part of the Commitments, (ii) each Lender (including any New Lender) participating in such Commitment Increase shall become a Lender with respect to its Commitment and all matters relating thereto and (iii) the commitments under each Commitment Increase shall have the same terms as the Commitments. On each Incremental Commitment Effective Date, (A) the Administrative Agent shall notify the Lenders (including the New Lenders) and the Borrower of the effectiveness of the applicable Commitment Increase, (B) each Lender (including each New Lender) shall pay to the Administrative Agent, in same day funds, an amount, if positive, equal to (x) such Lender’s ratable portion of the aggregate Loans then outstanding (calculated based on its Commitment as a percentage of the Aggregate Commitments, in each case, after giving effect to such Commitment Increase) minus (y) such Lender’s ratable portion of the aggregate Loans then outstanding (calculated based on its Commitment as a percentage of the Aggregate Commitments, in each case, without giving effect to such Commitment Increase), (C) promptly thereafter upon the Administrative Agent’s receipt of the amounts described in the foregoing clause (B), the Administrative Agent shall pay to each Lender, in same day funds, an amount such that the portion of the aggregate Loans then outstanding owing to such Lender after giving effect to such payment by the Administrative Agent equals such Lender’s ratable portion of the aggregate Loans then outstanding (calculated based on its Commitment as a percentage of the Aggregate Commitments outstanding, in each case, after giving effect to the relevant Commitment Increase) and (D) the Borrower shall be responsible for paying to each Lender any breakage fees or costs in accordance with Section 3.05 to the same extent as if any reallocation of outstanding Loans pursuant to this Section 2.15(b) were deemed an optional prepayment made by the Borrower.

(c) Each Commitment Increase shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.01):

(i) The Administrative Agent shall have received (A) an Incremental Commitment Activation Notice from each Lender (including any New Lender) participating in such Commitment Increase, executed by the Borrower, the Administrative Agent and such Lender (including such New Lender) and (B) if applicable, with respect to any New Lender, a New Lender Supplement, executed by the Borrower, the Administrative Agent, such New Lender, the Swing Line Lender and each L/C Issuer, each in accordance with Section 2.15(a) above.

(ii) The Administrative Agent shall have received a certificate, dated the applicable Incremental Commitment Effective Date, from the Borrower, certifying as to the matters set forth in clause (iii) below. If required by the Administrative Agent, the Administrative Agent shall have received such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Commitment Increase in form and substance reasonably satisfactory to the Administrative Agent and the Lenders providing such Commitment Increase.

(iii) As of the applicable Incremental Commitment Effective Date, (A) no Default or Event of Default shall exist or would result from such Commitment Increase and (B) the representations and warranties of the Borrower contained in Article V, and which are contained in any Loan Document furnished by the Borrower at any time under or in connection herewith, shall be true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they shall be true and correct as of such date, and except that for purposes of this Section 2.15, the representations and warranties contained in clauses (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) The Exhibits to the Credit Agreement are hereby amended to add (i) Annex A attached hereto as a new Exhibit F (Form of Incremental Commitment Activation Notice) and (ii) Annex B attached hereto as a new Exhibit G (Form of New Lender Supplement).

SECTION 3. Representations and Warranties.

To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof:

(a) both immediately before and after giving effect to this Amendment, all representations and warranties of the Borrower contained in Article V of the Credit Agreement, and which are contained in any Loan Document furnished by the Borrower at any time under, or in connection with, this Amendment or the Credit Agreement, are true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such date and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) both immediately before and after giving effect to this Amendment, no Default or Event of Default exists;

(c) the execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require, pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect;

(d) this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the performance by, or enforcement against, the Borrower of the Amended Credit Agreement.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when, and only when,

(a) the Administrative Agent shall have received:

(i) counterparts of this Amendment fully executed and delivered by the Borrower and the Lenders signatory hereto;

(ii) an opinion of counsel to the Borrower addressed to the Administrative Agent and each Lender party to the Amended Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent as to such customary matters regarding this Amendment as the Administrative Agent may reasonably request;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or an assistant secretary of the General Partner or the Delegate, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(iv) such evidence as the Administrative Agent may reasonably request to verify that the Borrower is duly organized or formed, validly existing and in good standing in the jurisdiction where organized; and

(b) the Borrower shall have (i) paid all fees it has agreed to pay in connection with this Amendment, including, without limitation, the fees set forth in that certain letter dated January 11, 2013 from the Borrower to the Administrative Agent regarding “Increase of Commitments and Accordion Feature” and (ii) reimbursed or paid, to the extent timely invoiced to, and reviewed by, the Borrower, all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 5. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 6. Counterparts.

This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a counterpart to this Amendment may be made by facsimile or other electronic transmission in .pdf format.

SECTION 7. Effect of Amendment.

From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this

Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Confirmation of Loan Documents.

The terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document, (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents made the subject hereof. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 9. Headings.

Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 10. Entire Agreement.

THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,

a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:	/s/ Mark A. Maki
Name: Mark A. Maki
Title: President

Amendment No. 1 to Credit Agreement

(EEP/JPM)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

BNP PARIBAS CANADA, as a Lender

By:	/s/ Michael Gosselin
Name: Michael Gosselin
Title: Managing Director

By:	/s/ Evan Lvanov
Name: Evan Lvanov
Title: Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Anne-Marie Gagnon
Name: Anne-Marie Gagnon
Title: Asset Manager

By:	/s/ Janet Boyd
Name: Janet Boyd
Title: Senior Asset Manager

Amendment No. 1 to Credit Agreement

(EEP/JPM)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
Name: John Prigge
Title: Vice President

Amendment No. 1 to Credit Agreement

(EEP/JPM)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Lillian D’Aleo
Name: Lillian D’Aleo
Title: Authorized Signatory

Amendment No. 1 to Credit Agreement

(EEP/JPM)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Lisa Murray
Name: Lisa Murray
Title: Associate Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Amendment No. 1 to Credit Agreement

(EEP/JPM)

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

Amendment No. 1 to Credit Agreement

(EEP/JPM)

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Robert MacKinnon
Name: Robert MacKinnon
Title: Senior Vice President Canada Branch

Amendment No. 1 to Credit Agreement

(EEP/JPM)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

Amendment No. 1 to Credit Agreement

(EEP/JPM)

Annex A

[See attached]

EXHIBIT F

FORM OF INCREMENTAL COMMITMENT ACTIVATION NOTICE

To:	JPMorgan Chase Bank, National Association, as Administrative Agent

Date:     [            ], 20[        ]

Re:	Enbridge Energy Partners, L.P.

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of July 6, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Enbridge Energy Partners, L.P. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

This notice is an Incremental Commitment Activation Notice referred to in the Credit Agreement, and the Borrower and each of the [Lenders][New Lenders] party hereto hereby notify you that:

1.	Each [Lender][New Lender] party hereto agrees to make a Commitment Increase in the amount set forth opposite such [Lender’s] ][New Lender’s] name below under the caption “Commitment Increase Amount.”[1]

2.	The proposed Incremental Commitment Effective Date is [ ], 20[ ].[2]

[Signature Page Follows]

[1]	Each Revolving Credit Commitment Increase must be in an aggregate principal amount of $[10,000,000] or in integral multiples of $5,000,000 in excess thereof.
[2]	Must be a Business Day.

IN WITNESS WHEREOF, the undersigned have executed this Incremental Commitment Activation Notice as of the date first set forth above.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower

	By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:
Name:
Title

Commitment	[LENDER] [NEW LENDER]
Increase Amount:
$[ ]
By:
Name:
Title:

Accepted and Acknowledged by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Annex B

[See attached]

EXHIBIT H

FORM OF NEW LENDER SUPPLEMENT

Reference is made to the Credit Agreement, dated as of July 6, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Enbridge Energy Partners, L.P. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The New Lender identified on Schedule l hereto (the “New Lender”), the Administrative Agent, the Swing Line Lender, each L/C Issuer and the Borrower agree as follows:

1. The New Lender hereby irrevocably makes a Commitment to the Borrower in the amount set forth on Schedule 1 hereto (the “New Commitment”) pursuant to Section 2.15 of the Credit Agreement. From and after the Effective Date (as defined below), the New Lender will be a Lender under the Credit Agreement for all purposes and to the same extent as if originally a party thereto and shall be bound by and entitled to the benefits of the Credit Agreement. The New Commitment of the New Lender shall for all purposes be deemed to be a Commitment and to be part of the Aggregate Commitments under the Credit Agreement.

2. The Administrative Agent (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Affiliates of the Borrower or any other obligor or the performance or observance by the Borrower, any Affiliate of the Borrower or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto.

3. The New Lender (a) represents and warrants that it is legally authorized to enter into this New Lender Supplement, (b) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered or deemed delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Lender Supplement, (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto and (e) agrees that it will be bound by the provisions of the Credit Agreement from and after the Effective Date as if originally a party thereto and will perform, in accordance with its terms, all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

4. The effective date of this New Lender Supplement shall be the Effective Date of the New Commitment described in Schedule 1 hereto (the “Effective Date”). Following the execution of this New Lender Supplement by each of the New Lender, the Swing Line Lender, each L/C Issuer and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by it pursuant to the Credit Agreement effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than the date of such acceptance and recording by the Administrative Agent).

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the New Commitment (including payments of principal, interest, fees and other amounts) to the New Lender for amounts which have accrued on and subsequent to the Effective Date.

6. From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this New Lender Supplement, shall have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof.

7. THIS NEW LENDER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this New Lender Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[NAME OF NEW LENDER]

By
Name:
Title:

Acknowledged by:

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as the Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Swing Line Lender and an L/C Issuer

By
Name:
Title:

[ ],
as an L/C Issuer

By
Name:
Title:

Schedule 1

to New Lender Supplement

Name of New Lender:	[ ]
Effective Date of New Commitment:	[ ], 20[ ]
Principal Amount of New Commitment:	$[ ]